BRIDGE
CAPITAL
HOLDINGS


BRIDGE BANK



Conference Call Presentation

April 18, 2008

Daniel P. Myers
President and Chief Executive Officer

Thomas A. Sa
Executive Vice President
Chief Financial Officer

BRIDGE CAPITAL HOLDINGS
NASDAQ: BBNK
BRIDGECAPITALHOLDINGS.COM

Bridge Bank N.A.


Total Loan Portfolio
Technology
12%
Commercial &
Industrial
31%
Assets Based
7%
SBA
9%
Others
4%
Construction
13%
Commercial Real
Estate
15%
Land
Development
9%

Bridge Bank N.A.


Land Development
(9.1% of Loan Portfolio)
Commercial Land, 5+
2%
Commercial Land, 1-4
12%
Residential land, 1-4
42%
Residential land, 5+
44%

Bridge Bank N.A.


Land Development by Region
(9.1% of Loan Portfolio)
San Francisco
2%
Central Valley
7%
Sacramento
5%
Coastal Markets
14%
East Bay
3%
South Bay & Peninsula
37%
Northern Sierra
8%
Others
24%

Bridge Bank N.A.



Construction Loans
(12.7% of Loan Portfolio)
Condo
2%
Commercial, Other
6%
Commercial, Retail
7%
Multifamily, 5+
12%
SFR 1-4
57%
Commercial, Office
16%

Bridge Bank N.A.


Construction Loans by Region
(12.7% of Loan Portfolio)
Northern Sierra 3%
San Francisco 2%
Central Valley 7%
Sacramento 7%
Coastal Markets 7%
East Bay 8%
South Bay & Peninsula 66%